UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The Company’s Board of Directors, acting in accordance with its authority under the Company’s By-Laws, has appointed Julio N. Nemeth as a Class B Director of the Company. The appointment is effective as of January 31, 2020. Mr. Nemeth’s appointment fills the vacancy created by the retirement of former President, CEO, and Class B Director Martin F. Roper until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified. The Company anticipates that Mr. Nemeth will be a candidate for reelection as a Class B Director at the next Annual Meeting of Stockholders on May 14, 2020.

Mr. Nemeth’s compensation for services as a Director will be consistent with that of the Company’s other non-employee Directors, as described in the Company’s Definitive Proxy Statement with respect to its 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 5, 2019. There are no other arrangements or understandings between Mr. Nemeth and any other person pursuant to which he was elected as a director, and Mr. Nemeth is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Nemeth is independent as provided in the New York Stock Exchange and Securities and Exchange Commission director independence standards. As of the date of this report, Mr. Nemeth has not been appointed to any committee of the Board of Directors. The Nominating/Governance Committee anticipates discussing and setting the committee assignment(s) of Mr. Nemeth at its meeting on May 14, 2020.

The Company issued a press release regarding Mr. Nemeth’s appointment, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of The Boston Beer Company, Inc. dated January 31, 2020.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Boston Beer Company, Inc.

Date: January 31, 2020	By:	/s/ David A. Burwick
Name: David A. Burwick
Title: President & Chief Executive Officer

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